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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
              THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/X/ Preliminary Proxy Statement
/ / Confidential, For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-12

                          THE GREATER CHINA FUND, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

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          (2)  Aggregate number of securities to which transaction applies:

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          (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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          (4)  Proposed maximum aggregate value of transaction:

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          (5)  Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                          THE GREATER CHINA FUND, INC.
                         c/o Prudential Investments LLC
                              Gateway Center Three
                               100 Mulberry Street
                            Newark, New Jersey 07102

                                                                April [__], 2007

To the Stockholders:

          The annual meeting of stockholders of The Greater China Fund, Inc. (the "Fund") is to be held at 10:00 a.m. on May 31, 2007, at the offices of the administrator, Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, [____] Floor, Room [___], Newark, New Jersey, 07102. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A proxy statement regarding the meeting, a proxy card so your vote can be cast at the meeting and a postage prepaid envelope in which to return your proxy card are enclosed.

          At the annual meeting, stockholders will (i) elect certain of the Fund's directors whose terms expire in 2007 and (ii) vote on a proposal to amend the Fund's fundamental investment restrictions to permit the Fund to purchase and sell stock index futures contracts. There will also be an opportunity to discuss matters of interest to you as a stockholder.

          Your Fund's directors recommend that stockholders re-elect Messrs. Edward Y. Baker, John A. Bult and Jonathan J.K. Taylor, who are standing for election as directors of the Fund.

                                                  Respectfully,

** GRAPHIC **                                     ** GRAPHIC **

RONALD G.M. WATT                                  RICHARD B. BRADLEY
President                                         Chairman of the Board

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STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED
POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN.
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                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                          THE GREATER CHINA FUND, INC.

                                   NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
THE GREATER CHINA FUND, INC.:

          Notice is hereby given that the annual meeting of the stockholders of The Greater China Fund, Inc. (the "Fund") will be held at the offices of the Fund's administrator, Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, [____] Floor, Room [___], Newark, New Jersey, 07102 on May 31, 2007, at 10:00 a.m. for the following purposes:

          (1) To elect three Class I directors to serve for a term expiring on the date of the annual meeting of stockholders in 2010 or until their respective successors shall have been duly elected and qualified.

          (2) To approve an amendment to the Fund's fundamental investment restrictions to permit the Fund to purchase and sell stock index futures contracts.

          (3) To consider and act upon such other business as may properly come before the meeting or any adjournments thereof.

          Holders of record of the shares of common stock of the Fund at the close of business on April 12, 2007, are entitled to vote at the meeting or any adjournments thereof.

                                        By order of the Board of Directors,

                                        ** GRAPHIC **

                                        DEBORAH A. DOCS
                                        Secretary

April [__], 2007

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IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN
THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE
FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT
THE ANNUAL MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES
IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.
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

                                 PROXY STATEMENT

                                     GENERAL

          This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Greater China Fund, Inc. (the "Fund") for use at the annual meeting of stockholders, to be held at the offices of the Fund's administrator, Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, [____] Floor, Room [___], Newark, New Jersey, 07102 on May 31, 2007, at 10:00 a.m., and at any adjournments thereof.

          This proxy statement, the notice of annual meeting and the proxy card are first being mailed to stockholders on or about April [30], 2007. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, according to the recommendation of the Fund's Board of Directors for the proposal referred to in the proxy statement. Any stockholder giving a proxy has the power to revoke it by mail (addressed to Deborah A. Docs, Secretary to the Fund, c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, 07102) or in person at the meeting by executing a superseding proxy or by submitting a notice of revocation to the Fund.

          Holders of record of the common stock of the Fund at the close of business on April 12, 2007, will be entitled to one vote per share on all business of the meeting and any adjournments. There are [______] shares of common stock outstanding as of the date of this proxy statement. Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

                    PROPOSAL 1. ELECTION OF CLASS I DIRECTORS

          The Fund's Board of Directors has been divided into three classes, the term of one of which expires each year. The terms of Messrs. Edward Y. Baker, John A. Bult and Jonathan J.K. Taylor, constituting Class I directors, expire at the 2007 annual meeting of stockholders.

          Persons named in the accompanying form of proxy intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the three nominees listed below as directors of the Fund to serve as Class I directors of the Fund for a term expiring on the date of the 2010 annual meeting of stockholders, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. YOUR FUND'S DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE IN FAVOR OF THE ELECTION OF THE NOMINEES LISTED BELOW.

                                     CLASS I

                                 Edward Y. Baker
                                  John A. Bult
                              Jonathan J.K. Taylor

REQUIRED VOTE

          Election of each of the listed nominees for director requires the affirmative vote of a plurality of the votes cast at the meeting in person or by proxy, which means that the three nominees receiving the highest number of votes cast will be elected regardless of whether the number of votes received by any such nominee constitutes a majority of the number of votes cast. Your Fund's directors recommend that stockholders vote in favor of the director nominees.

      INFORMATION CONCERNING NOMINEES AND MEMBERS OF THE BOARD OF DIRECTORS

          The following table sets forth certain information concerning each of the directors and the nominees for director of the Fund. Each of the nominees is currently a director of the Fund.

          Directors considered by the Fund and its counsel to be "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager, Baring Asset Management (Asia) Ltd. (the "Investment Manager"):

                                                          TERM OF        PRINCIPAL OCCUPATION(S)
                                                          OFFICE;             DURING PAST            NUMBER OF PORTFOLIOS
                                    POSITION(S)          LENGTH OF         FIVE YEARS; OTHER           IN FUND COMPLEX
NAME (AGE) AND ADDRESS            HELD WITH FUND        TIME SERVED       DIRECTORSHIPS HELD          OVERSEEN BY DIRECTOR
------------------------------   ------------------   ----------------   ------------------------   ------------------------
John A. Bult (71)(*)                 Director          Director since    Chairman of                            1
PaineWebber International Inc.                          1992; term       PaineWebber
1285 Avenue of the Americas                             expires 2007     International Inc.;
37th Floor                                                               Director of The Germany
New York, NY 10019                                                       Fund, Inc.; The New
                                                                         Germany Fund, Inc; The
                                                                         Central Europe and
                                                                         Russia Fund, Inc.

----------
* Mr. Bult is deemed to be an "interested person" due to his affiliation with affiliates of UBS Securities LLC, 299 Park Avenue, New York, New York 10171, the lead manager of the underwriting syndicate in connection with the initial public offering of the Fund's shares and the dealer manager in the rights offerings conducted by the Fund in 1994 and 1996.

          Directors considered by the Fund and its counsel NOT to be "interested persons" (as defined in the 1940 Act):

                                                     TERM OF       PRINCIPAL OCCUPATION(S)
                                                     OFFICE;            DURING PAST          NUMBER OF PORTFOLIOS
                                  POSITION(S)        LENGTH OF       FIVE YEARS; OTHER          IN FUND COMPLEX
NAME (AGE) AND ADDRESS          HELD WITH FUND      TIME SERVED      DIRECTORSHIPS HELD      OVERSEEN BY DIRECTOR
----------------------------  -----------------  ---------------- ------------------------- ------------------------
Edward Y. Baker (72)             Chairman of      Director since  Investment Consultant;               1
15 Artinger Court                   Audit           1992; term    Chairman, Board of
Toronto, Ontario                  Committee        expires 2007   Trustees, Rogers Sugar
Canada M3B 1J9                  and Director                      Income Fund; previously
                                                                  President and Chief
                                                                  Executive Officer,
                                                                  HOOPP Investment
                                                                  Management Limited and
                                                                  Chief Investment
                                                                  Officer, Hospitals of
                                                                  Ontario Pension Plan

Richard B. Bradley (69)          Chairman of      Director since  Director of The                      1
22 Smith Terrace                  Board and         1992; term    Aberdeen New Dawn
London SW3 4DL                    Director         expires 2008   Investment Trust
England                                                           Limited; previously
                                                                  Group Managing Director
                                                                  of Asia Equity Holdings

John A. Hawkins (64)              Director        Director since  Previously Executive                 1
HSBC Securities                                     1992; term    Vice President--Private
Services (Guernsey) Limited                       expires 2009    Clients with The Bank
Arnold House                                                      of Bermuda Ltd.;
St. Julian's Avenue                                               Director of HSBC
St. Peter Port                                                    Investment Solutions;
Guernsey GY1 3NF                                                  SR Global Fund Inc.; MW
Channel Islands                                                   Japan Fund Ltd.; MW
                                                                  Nippon Fund Ltd.

                                                     TERM OF       PRINCIPAL OCCUPATION(S)
                                                     OFFICE;            DURING PAST          NUMBER OF PORTFOLIOS
                                 POSITION(S)        LENGTH OF        FIVE YEARS; OTHER          IN FUND COMPLEX
NAME (AGE) AND ADDRESS         HELD WITH FUND      TIME SERVED       DIRECTORSHIPS HELD      OVERSEEN BY DIRECTOR
----------------------------  ------------------ ---------------- ------------------------- ------------------------
C. William Maher (45)              Director       Director since  Managing Director and                1
LPL Financial Services                              2003; term    Chief Financial Officer
9785 Towne Centre Dr.                              expires 2008   of LPL Financial
San Diego, CA 92121                                               Services; previously
                                                                  Managing Director of
                                                                  Nicholas Applegate
                                                                  Capital Management

Jonathan J.K. Taylor (63)          Director       Director since  Chairman and Managing                1
Dragon Partners Ltd.                                1992; term    Director of Dragon
41 Burlington Road                                 expires 2007   Partners Ltd.
London SW6 4NH                                                    (consulting for
England                                                           investment managers);
                                                                  Chairman, Schroder
                                                                  Japan Growth Fund plc;
                                                                  Director, Onyx Country
                                                                  Estates Limited (family
                                                                  property company);
                                                                  Director, AVK
                                                                  Securities & Finance
                                                                  Ltd. (Russia);
                                                                  Member, International
                                                                  Advisory Board of
                                                                  Datawind Net Access
                                                                  Corporation

Tak Lung Tsim (60)                 Director       Director since  Principal, T.L. Tsim &               1
T.L. Tsim & Associates                              1992; term    Associates Ltd.
Limited                                            expires 2009   (macropolitical
Suite 1001, Century Square                                        analysis); Member of Li
1 D'Aguilar Street                                                Po Chun United World
Central                                                           College of Hong Kong;
Hong Kong                                                         Director of Playmates
                                                                  Holdings Limited (toy
                                                                  company); Director of
                                                                  New-Alliance Asset
                                                                  Management (Asia) Ltd.

EXECUTIVE OFFICERS

          The following people are executive officers of the Fund:

                                                     TERM OF       PRINCIPAL OCCUPATION(S)
                                                     OFFICE;            DURING PAST           NUMBER OF PORTFOLIOS
                                 POSITION(S)        LENGTH OF        FIVE YEARS; OTHER          IN FUND COMPLEX
NAME (AGE) AND ADDRESS         HELD WITH FUND      TIME SERVED       DIRECTORSHIPS HELD       OVERSEEN BY OFFICER
----------------------------  -----------------  ---------------- ------------------------- ------------------------
Ronald G.M. Watt (60)             President         President     Director of Investment               2
Baring Asset Management                            since 1998*    Companies of Baring
155 Bishopsgate                                                   Asset Management Limited
London EC2M 3XY
England

Robert F. Gunia (60)            Vice President    Vice President  Chief Administrative                 2
Prudential Investments LLC                          since 2007(*) Officer and Executive
Gateway Center Three                                              Vice President of
100 Mulberry Street                                               Prudential Investments
                                                                  LLC;

                                                     TERM OF       PRINCIPAL OCCUPATION(S)
                                                     OFFICE;            DURING PAST           NUMBER OF PORTFOLIOS
                                 POSITION(S)        LENGTH OF        FIVE YEARS; OTHER          IN FUND COMPLEX
NAME (AGE) AND ADDRESS         HELD WITH FUND      TIME SERVED       DIRECTORSHIPS HELD       OVERSEEN BY OFFICER
----------------------------  -----------------  ---------------- ------------------------- ------------------------
Newark, New Jersey 07102                                          President of Prudential
                                                                  Investment Management
                                                                  Services LLC; Executive
                                                                  Vice President and
                                                                  Treasurer of Prudential
                                                                  Mutual Fund Services LLC;
                                                                  Chief Administrative
                                                                  Officer, Executive Vice
                                                                  President and Director of
                                                                  American Skandia
                                                                  Investment Services,
                                                                  Inc.; Vice President and
                                                                  Director and Treasurer of
                                                                  The Asia Pacific Fund,
                                                                  Inc; Director of all
                                                                  Prudential-sponsored
                                                                  mutual funds

Grace C. Torres (47)           Vice President     Vice President  Treasurer and Principal              1
Prudential Investments LLC                         since 2007(*)  Financial and
Gateway Center Three                                              Accounting Officer on
100 Mulberry Street                                               Jennison Dryden Funds,
Newark, New Jersey 07102                                          Strategic Partner,
                                                                  Prudential Series Funds
                                                                  and American Skandia
                                                                  Trust funds; Assistant
                                                                  Treasurer and Senior Vice
                                                                  President of Prudential
                                                                  Investments; Assistant
                                                                  Treasurer and Vice
                                                                  President of American
                                                                  Skandia Investment
                                                                  Services, Inc.; Senior
                                                                  Vice President and
                                                                  Assistant Treasurer of
                                                                  American Skandia Advisory
                                                                  Services, Inc.; formerly
                                                                  Senior Vice President of
                                                                  American Skandia
                                                                  Investment Services, Inc.

Jack Benintende (42)           Treasurer and      Treasurer and   Vice President within                1
Prudential Investments LLC       Principal          Principal     Prudential Mutual Fund
Gateway Center Three           Financial and      Financial and   Administration and
100 Mulberry Street              Accounting        Accounting     Assistant Treasurer on
Newark, New Jersey 07102          Officer         Officer since   the Jennison Dryden
                                                      2007(*)     Funds, Strategic
                                                                  Partner, Prudential
                                                                  Series Funds and
                                                                  American Skandia Trust
                                                                  funds; formerly Senior
                                                                  Manager within the
                                                                  investment management
                                                                  practice of
                                                                  PricewaterhouseCoopers
                                                                  LLP

Deborah Docs (49)               Chief Legal        Chief Legal    Vice President and                   2

                                                     TERM OF       PRINCIPAL OCCUPATION(S)
                                                     OFFICE;            DURING PAST           NUMBER OF PORTFOLIOS
                                 POSITION(S)        LENGTH OF        FIVE YEARS; OTHER          IN FUND COMPLEX
NAME (AGE) AND ADDRESS         HELD WITH FUND      TIME SERVED       DIRECTORSHIPS HELD       OVERSEEN BY OFFICER
----------------------------  -----------------  ---------------- ------------------------- ------------------------
Prudential Investments LLC      Officer and        Officer and    Corporate Counsel of
Gateway Center Three             Secretary          Secretary     Prudential; Vice
100 Mulberry Street                                since 2007(*)  President and Assistant
Newark, New Jersey 07102                                          Secretary of PI;
                                                                  formerly Vice President
                                                                  and Assistant Secretary
                                                                  of American Skandia
                                                                  Investment Services, Inc.
                                                                  Secretary and Chief Legal
                                                                  Officer of the Asia
                                                                  Pacific Fund, Inc.,
                                                                  The High Yield Plus Fund,
                                                                  Inc. and Secretary of all
                                                                  Prudential sponsored
                                                                  mutual funds

Lilian Co ([___])              Vice President     Vice President  [Portfolio Manager of                1
Baring Asset Management                            since 2007*    Baring Asset Management
(Asia) Limited                                                    (Asia) Limited's Hong
Edinburgh Tower, 19th Floor                                       Kong China Fund]
15 Queens Road Central
Hong Kong

Valerie Simpson (48)               Chief              Chief       Vice President and                   2
Prudential Investments LLC       Compliance         Compliance    Deputy Chief Compliance
Gateway Center Three              Officer         Officer since   Officer of Prudential
100 Mulberry Street                                   2007(*)     Investments; Vice President
Newark, New Jersey 07102                                          and Chief Compliance Officer
                                                                  of The Asia Pacific Fund,
                                                                  Inc.; Chief Compliance
                                                                  Officer of VCA-2 and
                                                                  Nicholas-Applegate
                                                                  Fund, Inc.

Peter Parrella (48)              Assistant          Assistant     Director within                      1
Prudential Investments LLC       Treasurer          Treasurer     Prudential Mutual Fund
Gateway Center Three                               since 2007*    Administration;
100 Mulberry Street                                               formerly Tax Manager at
Newark, New Jersey 07102                                          SSB Citi Fund
                                                                  Management LLC

----------
* The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified; all other officers hold office at the discretion of the Board of Directors.

COMMITTEES OF THE BOARD--BOARD MEETINGS

          The Board of Directors of the Fund has an Executive Committee, an Audit Committee and a Nominating Committee. The Board does not have a compensation committee.

          The Board of Directors of the Fund met five times during the fiscal year ended December 31, 2006. During such period, each director attended at least 75% of the aggregate of all meetings of the Board of Directors and of the committees of the Board on which they served.

EXECUTIVE COMMITTEE

          The Board has an Executive Committee consisting of Messrs. Baker, Bradley and Taylor, each of whom is not an "interested person" of the Fund or of the Investment Manager within the meaning of Section 2(a)(19) of the 1940 Act
(a "noninterested director"). The Executive Committee is authorized to exercise the general powers of the Board of Directors between meetings of the Board. The Executive Committee did not meet during the fiscal period ended December 31, 2006.

AUDIT COMMITTEE

          The Board has an Audit Committee consisting of Messrs. Baker, Bradley, Hawkins, Maher and Tsim, each of whom is a noninterested director and meets the "independence" requirements of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended. The Audit Committee met five times during the fiscal year ended December 31, 2006. The Audit Committee has a charter, a copy of which is available on the Fund's webiste at http://www.greaterchinafund.com.

          The function of the Audit Committee is to oversee the Fund's accounting and financial reporting processes, which includes the selection, retention, compensation and termination of the Fund's independent registered public accounting firm. In connection therewith, the Audit Committee reviews with management and the Fund's independent registered public accounting firm, among other things, the scope of the independent registered accounting firm's audit of the Fund's financial statements, reviews and discusses the Fund's annual audited financial statements with management, reviews the independent registered public accounting firm's required communications regarding the scope and results of the audit, reviews and approves in advance the type of services to be rendered by the independent registered public accounting firm, reviews matters related to the independence of the Fund's independent registered public accounting firm and in general considers and reports to the Board on matters regarding the Fund's accounting and financial reporting processes.

          In performing its oversight function, at a meeting held on February 20, 2007, the Audit Committee reviewed and discussed the audited financial statements with management of the Fund and the independent auditors and discussed the audit of such financial statements with the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380). The Audit Committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the independent auditors their independence.

          The members of the Audit Committee are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including in respect of auditor independence or internal controls notwithstanding the fact that one or more members may be designated an "audit committee financial expert." Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate financial reporting principles and policies, or internal controls, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are in fact "independent."

          Based on its consideration of the audited financial statements and the discussions and reports referred to above with management and the independent auditors, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the fiscal year ended December 31, 2006.

                                                        Edward Y. Baker
                                                        Richard B. Bradley
                                                        John A. Hawkins
                                                        C. William Maher
                                                        Tak Lung Tsim

                                                        February 20, 2007

NOMINATING COMMITTEE

          The Board has a Nominating Committee consisting of Messrs. Baker and Bradley, each of whom is a noninterested director. The Nominating Committee met once during the fiscal period ended December 31, 2006. The Nominating Committee has a charter, a copy of which is available on the Fund's website at http://www.greaterchinafund.com.

          The Nominating Committee is responsible for identifying individuals qualified to become members of the Board of Directors, selecting or recommending that the Board select the Fund's nominees to be submitted to the stockholders for election as directors of the Fund each year or, if applicable, at a special meeting of stockholders. In the case of vacancy in the office of a director, the Nominating Committee may recommend a nominee to fill such vacancy either through appointment by the Board of Directors or through election by stockholders. The Nominating Committee is also responsible for reviewing with the Board the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

          The Nominating Committee has used an informal process to identify potential candidates for nomination as directors. Candidates for nomination have been recommended by existing directors, and considered by the Nominating Committee and the Board of Directors.

          The Nominating Committee will consider nominees recommended by stockholders, provided that such recommendations are made in writing to the address and by the date specified below for stockholder proposals to be presented at the 2008 annual meeting of stockholders of the Fund. Each recommendation should include a personal biography of the suggested nominee, an indication of the background or experience that qualifies the person for consideration and a statement that the person has agreed to serve if nominated and elected. Nominees will be evaluated based on the criteria set forth in the Nominating Committee Charter and other factors which the Nominating Committee considers appropriate. The evaluation process does not depend on the source of the recommendation.

          The Board does not have a policy regarding Board member attendance at the annual meeting of stockholders. No directors attended the 2006 annual meeting of stockholders.

TRANSACTIONS WITH AND COMPENSATION OF DIRECTORS AND OFFICERS

          The Fund's officers receive no compensation from the Fund. The directors who are "interested persons" of the Fund or of the Investment Manager receive no compensation from the Fund. The following table provides information regarding the compensation paid by the Fund for the fiscal year ended December 31, 2006, to the persons who were noninterested directors during such period:

                                                                    ESTIMATED      TOTAL COMPENSATION
                            AGGREGATE    PENSION OR RETIREMENT       ANNUAL        FROM FUND AND FUND
        NAME OF           COMPENSATION    BENEFITS ACCRUED AS     BENEFITS UPON     COMPLEX PAID TO
 NONINTERESTED DIRECTOR    FROM FUND     PART OF FUND EXPENSES     RETIREMENT         DIRECTORS(1)
-----------------------   ------------   ---------------------   ---------------   ------------------
Edward Y. Baker             $[____]               --                  --                 $[____]
Richard B. Bradley          $[____]               --                  --                 $[____]
John A. Hawkins             $[____]               --                  --                 $[____]
C. William Maher            $[____]               --                  --                 $[____]
Jonathan J.K. Taylor        $[____]               --                  --                 $[____]
Tak Lung Tsim               $[____]               --                  --                 $[____]

----------
(1) The Fund is one of two investment companies included in the Fund Complex.

          The directors of the Fund do not receive any pension or retirement benefits from the Fund. Each noninterested director receives fees, paid by the Fund, of (i) $2,000 (or, in the case of the Fund's Chairman, $3,500) per directors' meeting attended, (ii) $1,000 (or, in the case of the Audit Committee's Chairman, $2,500) per Audit Committee meeting attended and (iii) an annual director's fee of $14,000.

          The Investment Manager supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as officers of the Fund and receives a management fee for its services. Two of the Fund's officers are also officers and/or employees of the Investment Manager or affiliates thereof.

DIRECTOR OWNERSHIP OF EQUITY SECURITIES IN THE FUND OR FUND COMPLEX

          As of March 31, 2007, directors of the Fund beneficially owned the following amounts of equity securities in the Fund and/or the Fund Complex (unless otherwise noted, beneficial ownership is based on sole voting and investment power):

                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                               SECURITIES IN ALL REGISTERED
   NAME OF INTERESTED    DOLLAR RANGE OF EQUITY SECURITIES    INVESTMENT COMPANIES OVERSEEN
        DIRECTOR                   IN THE FUND                 BY DIRECTOR IN FUND COMPLEX
John A. Bult                        Over $100,000                    Over $100,000

                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                               SECURITIES IN ALL REGISTERED
 NAME OF NONINTERESTED   DOLLAR RANGE OF EQUITY SECURITIES   INVESTMENT COMPANIES OVERSEEN
        DIRECTOR                     IN THE FUND               BY DIRECTOR IN FUND COMPLEX
Edward Y. Baker                     $10,001-50,000                    $10,001-50,000
Richard B. Bradley                  $10,001-50,000                    $10,001-50,000
John A. Hawkins                     $10,001-50,000                    $10,001-50,000
C. William Maher                          $0                                $0
Jonathan J.K. Taylor                $10,001-50,000                    $10,001-50,000
Tak Lung Tsim                             $0                                $0

DIRECTOR OWNERSHIP OF SECURITIES IN INVESTMENT ADVISERS OR PRINCIPAL UNDERWRITERS OF THE FUND OR THEIR AFFILIATES

          As of March 31, 2007, noninterested directors of the Fund and their immediate family members owned beneficially or of record the following securities in investment advisers or principal underwriters of the Fund or the affiliates of such investment advisers and underwriters:

                         NAME OF OWNERS AND                                                  PERCENT
       NAME OF            RELATIONSHIPS TO                          TITLE OF    VALUE OF       OF
NONINTERESTED DIRECTOR       DIRECTOR               COMPANY          CLASS     SECURITIES     CLASS
John A. Hawkins           John and Jennifer       Baring-Coller     Units(3)   $100,000(4)    (*)
                             Hawkins(1)       Secondaries Fund(2)

----------
* Amounts to less than 1% of class.

(1) Joint account with spouse.

(2) Fund managed by Baring Asset Management Limited, of which the Fund's Investment Manager is an indirect subsidiary.

(3) Each unit is comprised of the following: 500 A shares (nominal non-cumulative redeemable preference shares; par value $0.01); 499 B shares (redeemable equity shares; par value $0.01); 1 C share (equity share; par value $0.01).

(4) Represents amount committed. As of March 31, 2007, $[50,000] had been called.

OTHER DIRECTOR INTERESTS IN INVESTMENT ADVISERS OR PRINCIPAL UNDERWRITERS OF THE FUND OR THEIR AFFILIATES

          As of March 31, 2007, John A. Hawkins, a noninterested director of the Fund, had been named a beneficiary of a discretionary trust for the benefit of his mother. Baring Trustees (Guernsey) Limited serves as trustee for the trust, and Baring Asset Management (C.I.) Limited provides investment advice to the trustee. Both of these entities are indirect subsidiaries of Baring Asset Management Holdings Limited, of which the Investment Manager is also an indirect subsidiary. As of March 31, 2007, Mr. Hawkins's contingent beneficial interest in the trust was approximately $[680,000].

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          To the best of the Fund's knowledge, as of March 31, 2007, no person had beneficial ownership of more than 5% of the outstanding voting stock.

     PROPOSAL 2. AMENDMENT TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE
           FUND TO PERMIT THE PURCHASE AND SALE OF STOCK INDEX FUTURES
                                    CONTRACTS

CURRENT INVESTMENT RESTRICTIONS

          The Fund has adopted certain fundamental investment restrictions, including one that states that the Fund may not:

          "[p]urchase or sell commodities, commodity contracts, futures contracts, real estate or interests in real estate, except that the Fund may invest in securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate, and may purchase and sell forward contracts on foreign currencies to the extent permitted under applicable law...."

PROPOSED INVESTMENT RESTRICTIONS

          The Board of Directors is proposing to amend the fundamental investment restrictions of the Fund to state that the Fund may not:

          "[p]urchase or sell commodities, commodity contracts, futures contracts, real estate or interests in real estate, except that the Fund may invest in securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate, and may purchase and sell forward contracts on foreign currencies AND STOCK INDEX FUTURES
CONTRACTS, IN EACH CASE, to the extent permitted under applicable law...."
(emphasis added)

DISCUSSION OF THE PROPOSAL

          This proposal would permit the Fund to purchase and sell stock index futures contracts ("Stock Index Futures"). The Investment Manager has advised the Board of Directors that it would like to be able to use Stock Index Futures to hedge a portion of the Fund's exposure to the risk of a decline in the market prices of the equity securities of Chinese companies held in the Fund's portfolio. In accordance with the rules and regulations of the U.S. Commodity Futures Trading Commission, the Fund may engage in stock index futures trading as a hedge against changes resulting from market conditions in the value of securities which are held in the Fund's portfolio or which the Fund intends to purchase. The Investment Manager believes such transactions will be economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

          A Stock Index Future is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. When the Stock Index Future contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 10% of the contract amount, called "initial margin". In a process known as mark to the market, subsequent payments to and from the broker, called "variation margin", will be made on a daily basis as the price of the underlying stock index fluctuates thereby making the long and short positions in the Stock Index Future more or less valuable. Currently the only available Stock Index Future compatible with the Fund's investment objective is based on the Hang Seng Index and is traded on the Hong Kong Future Exchange Ltd.; however if the proposed amendment is approved the Fund may invest in other Stock Index Futures compatible with the Fund's investment objective that may from time to time become available in the future.

          After the Fund purchases a Stock Index Future, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian or subcustodian and/or in a margin account with a broker to collateralizie the position and thereby insure that the use of such futures is unleveraged. The Fund will not purchase or sell Stock Index Futures if, immediately thereafter, more than one-third of its net assets would be hedged. In addition, the Fund will sell Stock Index Futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the futures contract(s) is based, the applicable multiplier(s), and the number of futures that would be outstanding would not exceed one-third of the value of the Fund's net assets. The Fund also may not purchase or sell Stock Index Futures if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

          Successful use of Stock Index Futures will be subject to the Investment Manager's ability to correctly predict movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of the stocks in its portfolio because it will have offsetting losses in its Stock Index Futures positions. Stockholders should be aware that the investment techniques and skills required to use Stock Index Futures successfully are different from those required to select equity securities for investment.

          The Investment Manager's ability to use Stock Index Futures effectively will also depend upon the extent to which price movements in the Fund's portfolio correlate with price movements of the index selected. The correlation between movements in the price of the Stock Index Future and the price of the securities being hedged may be imperfect and the risk from imperfect correlation increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. In addition, the ability of the Fund to close out a Stock Index Futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular Stock Index Futures contract at any particular time.

          The Fund's Investment Manager has advised the Board of Directors that it believes that the Fund will benefit from having the flexibility to use Stock Index Futures as a hedging tool. YOUR FUND'S DIRECTORS RECOMMEND THAT STOCKHOLDERS APPROVE THE PROPOSED AMENDMENT TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND TO PERMIT THE USE OF STOCK INDEX FUTURES.

REQUIRED VOTE

          Approval of the proposed amendment to the fundamental investment restrictions of the Fund requires the affirmative vote of a majority of the Fund's outstanding voting securities. YOUR FUND'S DIRECTORS RECOMMEND THAT STOCKHOLDERS APPROVE THE PROPOSED AMENDMENT TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND TO PERMIT THE PURCHASE AND SALE OF STOCK INDEX FUTURES.

                   OTHER ADDITIONAL INFORMATION ABOUT THE FUND

INVESTMENT MANAGER AND ADMINISTRATOR

          Baring Asset Management (Asia) Limited serves as investment manager for the Fund pursuant to an Investment Management Agreement (the "Investment Management Agreement") dated June 30, 2005, between the Fund and the Investment Manager. The Investment Manager's offices are located at Edinburgh Tower, 19th Floor, 15 Queen's Road Central, Hong Kong. The Investment Manager is an indirect wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001. David J. Brennan, 15 Queen's Road Central, Hong Kong, is the Chairman and principal executive officer of the Investment Manager.

          Prudential Investments LLC serves as the Fund's administrator. The administrator's offices are located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934, as amended, and
Section 30(h) of the 1940 Act as applied to the Fund require the Fund's officers and directors, persons who beneficially own more than 10 percent of a registered class of the Fund's own equity securities and certain other persons to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission and the New York Stock Exchange. Based solely upon its review of the copies of such forms furnished to it, and written representations from certain reporting persons that no reports on Form 5 were required for those persons, during the fiscal year ended December 31, 2006 the Fund believes that all filings applicable to the Fund's officers, directors and ten-percent stockholders required for such fiscal year were made.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The Audit Committee of the Board has recommended, and the Board of Directors, including a majority of those members who are noninterested directors, has selected, Ernst & Young LLP ("Ernst & Young") as the independent registered public accounting firm to audit the accounts of the Fund for the fiscal year ended December 31, 2007. Ernst & Young served as the independent registered public accounting firm to audit the Fund's accounts for the fiscal year ended December 31, 2006. The Board does not know of any direct or indirect financial interest of Ernst & Young in the Fund.

          A representative of Ernst & Young will be present at the meeting, will have the opportunity to make a statement if he desires to do so and will be available to answer questions.

          The aggregate fees billed to the Fund by Ernst & Young for services rendered by Ernst & Young for the fiscal years ended December 31, 2006 and 2005, respectively, are described below.

AUDIT FEES

          For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate audit fees billed by Ernst & Young to the Fund are shown in the table below.

                           2006         2005
                         --------     --------
                         $[_____]      $69,000

          Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements and registration statement consents.

AUDIT-RELATED FEES

          In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate audit-related fees billed by Ernst & Young for services rendered for assurance and related services to the Fund that are reasonably related to the performance of the audits or reviews of the Fund's semi-annual financial statements, but not reported as audit fees, are shown in the table below.

                           2006         2005
                         --------     --------
                         $[_____]       $2,500

          Fees included in the audit-related category are those associated with reading and providing comments on the Fund's semi-annual financial statements as of June 30, 2005 and June 30, 2006.

TAX FEES

          In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate tax fees billed by Ernst & Young for professional services rendered for tax services for the Fund are shown in the table below.

                           2006         2005
                         --------     --------
                         $[____]        $6,200

          Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to audits. This category comprises fees for tax compliance and tax return preparation.

ALL OTHER FEES

          In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate fees billed by Ernst & Young for all other non-audit services are shown in the table below.

                           2006         2005
                         --------     --------
                         $[____]         $0

          Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

          The Fund's Audit Committee pre-approves in advance at regularly scheduled Audit Committee meetings all audit and non-audit services (to the extent that such service directly affects the financial reporting or operations of the Fund) performed by the Fund's independent registered public accounting firm for the Fund, the Investment Manager, and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund. If such a service is required between regularly scheduled audit meetings, pre-approval may be authorized by the Chairman of the Audit Committee. The Chairman will update the Audit Committee at the next regularly scheduled meeting of any interim approval granted.

SERVICES APPROVED PURSUANT TO PARAGRAPH (C)(7)(i)(C) OF RULE 2-01 OF REGULATION S-X

          There were no services included in Audit Related Fees, Tax Fees and All Other Fees above that were approved by Fund's Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

          For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate fees for non-audit services rendered on behalf of the Fund ("Covered Services"), its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Non-covered Services") that provides ongoing services to the Fund are shown in the table below.

                           2006         2005
                         --------     --------
Covered Services          $[____]       $8,700
Non-covered Services(*)   $[____]     $249,000

* For the fiscal years ended December 31, 2006 and December 31, 2005, fees represent Non-covered Services provided to Massachusetts Mutual Life Insurance Company and ING Group N.V., respectively.

          During the past fiscal year, all Covered Services provided by Ernst & Young to the Fund were pre-approved by the Fund's Audit Committee. There were no Non-covered Services required to be considered by the Fund's Audit Committee under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. Accordingly, the Audit Committee was not required to consider whether the provision of any Non-covered Services by Ernst & Young would be compatible with maintaining the independence of Ernst & Young.

                                  OTHER MATTERS

          The Board of Directors is not aware of any other business to be brought before the meeting other than as set forth above. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies on such matters in accordance with their best judgment.

MISCELLANEOUS

          Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of Prudential Investments LLC, the Fund's administrator, or [_____], the Fund's transfer agent. The expenses connected with the solicitation of the proxies and with any further proxies that may be solicited by the Fund's officers or personnel of the administrator or the transfer agent in person, by telephone or by telegraph will be borne by the Fund. In addition, the Fund has retained [______] to aid in the solicitation of proxies, for whose services the Fund will pay an estimated fee of [______] plus reasonable out-of-pocket expenses. The Fund will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that New York Stock Exchange rules permit the broker-dealers to vote on the proposals on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

          A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at the meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

          In the event that sufficient votes in favor of any proposal set forth in the notice of this meeting are not received by May 31, 2007, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. Abstentions and broker non-votes shall not be counted or voted for purposes of, and accordingly will have no effect on the outcome of, a vote to adjourn the meeting. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

          THE FUND'S ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006, WAS MAILED TO STOCKHOLDERS ON OR ABOUT [______], 2007. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS 2006 ANNUAL REPORT AND THE MOST RECENT SEMIANNUAL REPORT SUCCEEDING THAT ANNUAL REPORT, IF ANY, TO ANY STOCKHOLDER UPON REQUEST. Requests should be directed to the Fund's transfer agent, [________]; telephone: [_____].

STOCKHOLDER PROPOSALS

          Any proposal by a stockholder of the Fund intended to be presented at the 2008 annual meeting of stockholders of the Fund must be received by Deborah
A. Docs, Secretary of the Fund, c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, not later than December 15, 2007.

STOCKHOLDER COMMUNICATIONS

          The Board of Directors has a process for stockholders of the Fund to send communications to it. Any stockholder that wishes to communicate with the Board of Directors or a specific director may do so by submitting correspondence in writing to the Fund administrator, Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, referencing the Fund and specifying the intended addressee. Stockholder communications addressed to the Board of Directors will be forwarded promptly after receipt to the Chairman of the Board for review. The Chairman will review each such communication in order to determine whether the communication should be relayed directly to each Board member. Stockholder communications that the Chairman determines involve routine matters will be forwarded to the Fund's administrator and/or officers of the Fund for review and response, and the Chairman will report to the full Board, as appropriate, on the nature and substance of such communications. Stockholder communications that the Chairman determines involve nonroutine matters will be forwarded to each member of the Board for review. Stockholder communications addressed to a specific director will be forwarded to the addressee promptly upon receipt.

                                          By order of the Board of Directors,

                                          ** GRAPHIC **

                                          DEBORAH A. DOCS
                                          Secretary

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102
April [___], 2007